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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 17, 1998
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                                    CORE, INC.
                                   ----------
              (Exact name of registrant as specified in its charter)

                        Commission file number  0-19600
                                                 -------


                MASSACHUSETTS                            04-2828817
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(State or other jurisdiction of incorporation) (IRS employer identification no.)

          18881 Von Karman Avenue, Suite 1750, Irvine, California  92612
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              (Address of Principal Executive Offices)   (Zip Code)

        Registrant's telephone number, including area code: (714) 442-2100
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On March 17, 1998, TCM Services, Inc., a wholly-owned subsidiary of CORE, INC., a Massachusetts corporation ("CORE"), acquired the assets of Transcend Case Management, Inc., a Georgia corporation ("TCM"), pursuant to an Asset Purchase Agreement dated March 17, 1998 (the "Purchase Agreement"). Pursuant to the Purchase Agreement, substantially all of the assets of TCM were acquired in exchange for the assumption of certain liabilities and the issuance of shares of common stock of CORE, the number of which shall be equal to a valuation based upon future revenue performance of TCM. The purchase price is subject to certain adjustments as set forth in the Purchase Agreement. The purchase price was the result of arms' length negotiations between CORE and TCM.

          Prior to the consummation of this transaction, there was no material relationship between Transcend Case Management, Inc. or their owner, Transcend Services, Inc., and CORE or any of CORE's affiliates, its directors or officers, or any associate of any such director or officer.

          With the TCM assets, TCM Services, Inc., will continue to specialize in the business of managing workers' compensation cases.

          In connection with CORE's acquisition of TCM, CORE also entered into a Registration Rights Agreement dated March 17, 1998 with Transcend Services, Inc.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

               As of the date of filing of this Form 8-K, the financial statements of Transcend Case Management, Inc. that are required by this Item are unavailable. The Registrant will file such financial statements as soon as they are available, but in no event later than May 29, 1998.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               As of the date of filing of this Form 8-K, the Registrant has found it impracticable to complete the preparation of the pro forma financial information required by this Item. The Registrant will file such required pro forma financial information as soon as it is available, but in no event later than May 29, 1998.

          (c)  EXHIBITS.

Exhibit
Number    Description
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2.1       Asset Purchase Agreement dated March 17, 1998, by and among CORE,
          INC., TCM Services, Inc., Transcend Case Management, Inc. and Transcend Services, Inc. Filed as exhibit 2.4 to Registrant's Annual Report on Form 10-K, filed April 1, 1998, and incorporated herein by reference.

99.1 Registration Rights Agreement dated March 17, 1998, between CORE, INC. and Transcend Services, Inc. Filed as exhibit 10.22 to Registrant's Annual Report on Form 10-K, filed April 1, 1998, and incorporated herein by reference.

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                                      SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   CORE, INC.

Date: April 1, 1998               By:  /s/ William E. Nixon
                                      -------------------------
                                      William E. Nixon
                                      Chief Financial Officer, Executive
                                         Vice President and Treasurer